                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 18, 1998


                             BOYKIN LODGING COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          Ohio                              001-11975               34-1824586
----------------------------        ------------------------   -----------------
(State or Other Jurisdiction        (Commission File Number)   (IRS Employer
of Incorporation)                                              Identification
                                                                   Number)


Terminal Tower, Suite 1500, 50 Public Square,
---------------------------------------------
                 Cleveland, Ohio                             44113
                 ---------------                           --------
         (Address of Principal Executive Offices)      (Zip Code)


                                 (216) 241-6375
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

In connection with the proposed offering of 4,500,000 common shares (plus an additional 675,000 common shares subject to the underwriters' overallotment option) the Company is filing the following exhibits:

Exhibit No.              Description
-----------              -----------

1.1                      Form of Underwriting Agreement

8.1                      Opinion of Baker & Hostetler LLP regarding tax matters


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 1998

                                                BOYKIN LODGING COMPANY

                                                /s/ Raymond P. Heitland
                                       By:   __________________________
                                                Raymond P. Heitland
                                                Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------


1.1                   Form of Underwriting Agreement

8.1                   Opinion of Baker & Hostetler LLP regarding tax matters